UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 26, 2006

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Section 409A of Internal Revenue Code (“Section 409A”) imposes significant penalties on individual income taxpayers who were granted stock options that have an exercise price of less than the fair market value of the stock on the date of grant.  In addition, the issuer of such options must comply with certain reporting and withholding obligations under Section 409A.

As previously disclosed, in connection with the voluntary review by Sonus Networks, Inc. (the “Company”) of its historical stock option grant practices with respect to options granted since its initial public offering, the Company concluded that the appropriate measurement dates for financial accounting purposes of certain stock option grants differ from the recorded measurement dates of those awards.  The Company is still in the process of determining the appropriate measurement dates for such options.  If certain options are determined to have a measurement date different from the original measurement date, and the exercise price of such option is less than the fair market value of the Company’s stock on the re-determined measurement date, the option recipient will be subject to the adverse tax consequences, and the Company will be subject to the reporting and withholding obligations, imposed by Section 409A.

In order to address the adverse tax consequences under Section 409A, each of the Company’s executive officers and directors (the “Section 16 Persons”) has executed a consent (the “Consents”), pursuant to which each Section 16 Person has irrevocably agreed that the exercise price of any of the Section 16 Person’s stock options that become subject to Section 409A will be increased so as to be equal to the fair market value of the Company’s stock on the re-determined measurement date.

The Consents relate to the following options:

Name and Position	Grant Date	Number of Unexercised Shares	Exercise Price
Hassan M. Ahmed, Chief Executive Officer and Chairman of the Board	03/15/00	813,000	$3.33
	04/03/01	640,000	13.87
	06/16/03	2,000,000	4.47
	09/20/04	550,000	5.79
Albert A. Notini, President and Chief Operating Officer	03/26/03	50,000	2.13
	04/06/04	2,450,000	3.99
Ellen B. Richstone, Chief Financial Officer	01/10/05	600,000	5.49
	03/15/06	100,000	5.12
James Collier III, Vice President, Worldwide Sales	04/24/06	650,000	4.82
Steven Edwards, Chief Marketing Officer	07/19/06	500,000	4.10
	09/09/05	150,000	4.91
Paul K. McDermott, Vice President and Controller	09/09/05	150,000	4.91
Edward T. Anderson, Director	05/11/01	10,000	29.00

	05/02/02	10,000	2.51
	05/07/03	10,000	3.31
	12/29/04	10,000	5.52
	10/12/05	20,000	4.95
John P. Cunningham, Director	09/09/04	50,000	5.37
	10/12/05	20,000	4.95
Howard E. Janzen, Director	01/20/06	50,000	4.77
Paul J. Severino, Director	05/11/01	10,000	29.00
	05/02/02	10,000	2.51
	05/07/03	10,000	3.31
	12/29/04	10,000	5.52
	10/12/05	20,000	4.95
H. Brian Thompson, Director	10/24/03	50,000	7.65
	12/29/04	10,000	5.52
	10/12/05	20,000	4.95

The Company has agreed to compensate the Section 16 Persons for any increases in the exercise price of their options that are subject to Section 409A with cash or shares of restricted stock as set forth in the Consents.  The Section 16 Persons have agreed not to exercise such options prior to notification from the Company as to whether there has been a re-determination of the measurement date with respect to the options.

The foregoing description of the Consents is not complete and is qualified in its entirety by reference to the form of consent to amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                           Form of Consent to Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2006	SONUS NETWORKS, INC.

	By:	/s/ Charles J. Gray
Charles J. Gray
Vice President and General Counsel

Exhibit Index

10.1         Form of Consent to Amendment